Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1950

                     Select 10 Industrial Portfolio 2019-2


                          Supplement to the Prospectus

As a result of a previously announced spin-off, on April 2, 2019, holders of DowDuPont ("DWDP") common stock received one share of Dow Inc. ("DOW") common stock for every three shares of DWDP common stock held as of March 21, 2019.

Notwithstanding anything to the contrary in the Prospectus, the Portfolio now holds, and will continue to purchase, shares of both DWDP and DOW.

Supplement Dated:  April 2, 2019